District of:
Division No. -
Court No.
Estate No.

[X] **Original** [ ] **Amended**

-- Form 78 --

Statement of Affairs (Business Bankruptcy) made by an entity
(Subsection 49(2) and Paragraph 158(d) of the Act / Subsections 50(2) and 62(1) of the Act)

In the matter of the Bankruptcy of
Old API Wind-down Ltd.
of the City of Mississauga
in the Province of Ontario

To the bankrupt:

You are required to carefully and accurately complete this form and the applicable attachments showing the state of Old API Wind-down Ltd. affairs on the date of the bankruptcy, on the 30th day of May 2019. When completed, this form and the applicable attachments will constitute the Statement of Affairs and must be verified by oath or solemn declaration.

LIABILITIES
(as stated and estimated by the officer)

1. Unsecured creditors as per list "A"	147,211.46
Balance of secured claims as per list "B"	56,766,482.16
Total unsecured creditors	56,913,693.62
2. Secured creditors as per list "B"	1.00
3. Preferred creditors as per list "C"	0.00
4. Contingent, trust claims or other liabilities as per list "D" estimated to be reclaimable for	0.00
Total liabilities	56,913,694.62
Surplus	NIL

ASSETS
(as stated and estimated by the officer)

1. Inventory		0.00
2. Trade fixtures, etc.		0.00
3. Accounts receivable and other receivables, as per list "E"		
Good	1.00	
Doubtful	499,999.00	
Bad	0.00	
Estimated to produce		1.00
4. Bills of exchange, promissory note, etc., as per list "F"		0.00
5. Deposits in financial institutions		0.00
6. Cash		0.00
7. Livestock		0.00
8. Machinery, equipment and plant		0.00
9. Real property or immovable as per list "G"		0.00
10. Furniture		0.00
11. RRSPs, RRIFs, life insurance, etc.		0.00
12. Securities (shares, bonds, debentures, etc.)		0.00
13. Interests under wills		0.00
14. Vehicles		0.00
15. Other property, as per list "H"		0.00
If bankrupt is a corporation, add:		
Amount of subscribed capital	497,594,699.00	
Amount paid on capital	497,594,699.00	
Balance subscribed and unpaid		0.00
Estimated to produce		0.00
Total assets		1.00
Deficiency		56,913,693.62

I, Sanjay Subramanian, of the City of Princeton in the State of New Jersey, do swear (or solemnly declare) that this statement and the attached lists are to the best of my knowledge, a full, true and complete statement of Old API Wind-down Ltd.'s affairs on the 30th day of May 2019 and fully disclose all property of every description that is in its possession or that may devolve on Old API Wind-down Ltd. in accordance with the Act.

SWORN (or SOLEMNLY DECLARED)
before me at the City of Princeton in the State of New Jersey, on this 30th day of May 2019.

SWETA PATEL
NOTARY PUBLIC, STATE OF NEW JERSEY
COMMISSION # 2341983
MY COMMISSION EXPIRES
MARCH 21, 2021

Sanjay Subramanian

Page 1

District of:
Division No. -
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Old API Wind-down Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
1	Adrian Adams	326 S Fairfield Road Devon PA 19333 USA	1.00	0.00	1.00
2	Andrew Koven	224 Bull Path East Hampton NY 11937 USA	1.00	0.00	1.00
3	Arthur Kirsch	45 E 89 Street Appt. 40H New York NY 10128 USA	1.00	0.00	1.00
4	AstraZeneca AB (PUBL)	1800 Concord Pike Wilmington DE 19803 USA	1.00	0.00	1.00
5	Bloomberg L.P.	731Lexington Avenue New York NY 10022 USA	8,986.50	0.00	8,986.50
6	Broadridge ICS	PO BOX 416423 Boston MA 02241USA	42,127.98	0.00	42,127.98
7	Canada Revenue Agency	1 Front Street West Toronto ON M5J 2X6	1.00	0.00	1.00
8	Catherine Anania	185 Polo Cres. Woodbridge ON L4L 9N9	1.00	0.00	1.00
9	Christina Berube	730 Canyon Street Mississauga ON L5H 4M2	1.00	0.00	1.00
10	Christopher Freeland	42 White Pine Lane Princeton NJ 08540 USA	1.00	0.00	1.00
11	Computershare	100 University Ave 11th Floor Toronto ON M5J 2Y1	4,932.38	0.00	4,932.38
12	Deerfield Private Design Fund III, L.P. and Deerfield Parterns, L.P. *	780 Third Avenue, 37th Floor NewYork NY 10017 USA	0.00	56,766,482.16	56,766,482.16
13	Finn Partners	301East 57th Street New York NY 10022 USA	13,305.83	0.00	13,305.83
14	Francis Martin Thrasher	602-250 Sydenham St. London ON N6A 5S1	1.00	0.00	1.00
15	Hughes Pittman & Gupton, LLP	1500 Sunday Drive, Suite 300 Raleigh NC 27607 USA	2,184.33	0.00	2,184.33
16	James Hall	188 Glasgow St. N Guelph ON N1H 4X2	1.00	0.00	1.00
17	Jennifer Armstrong	70 Bayhill Circle Limerick PA 19468 USA	1.00	0.00	1.00
18	Kenneth Lee	5639 Denwood Lane Durham NC 27705 USA	1.00	0.00	1.00
19	Luciana Comishen	36 Marion Cres. Markham ON L3P 6E5	1.00	0.00	1.00
20	Luigi Berardelli	4254 Kane Crescent Burlington ON L7M 5C2	1.00	0.00	1.00
21	Merrill Communications	CM-9638 St. Paul MN 55170-9638 USA	12,736.30	0.00	12,736.30
22	Michael Kaseta	16 Cummings Road Monmouth Junction NJ 08852 USA	1.00	0.00	1.00
23	Michael Pine	105 Janwich Drive Morganville NJ 07751USA	1.00	0.00	1.00
24	Nasdaq	P.O. Box 780700 Philadelphia PA 19178-070 USA	44,426.67	0.00	44,426.67

30-May-2019

Date

Sanjay Subramanian

Page 2 of 10

District of:
Division No. -
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Old API Wind-down Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
25	PR Newswire	G.P.O. Box 5897 New York NY 10087-5897 USA	16,607.59	0.00	16,607.59
26	Robert Paul Harris	P.O. Box 561 Station Main Milton ON L9T 4Z1	1.00	0.00	1.00
27	Sanjay Subramanian	18 Andrews Ln Princeton NJ 08540 USA	1.00	0.00	1.00
28	Scott Jeffrey Charles	152 South Glen Road Kinnelon NJ 07405 USA	1.00	0.00	1.00
29	Seth Allen Rudnick	P.O. Box 5341 Pinehurst NC 28374 USA	1.00	0.00	1.00
30	Stock Cross Corporate Services	18045 Oak St. Omaha NE 68130 USA	268.84	0.00	268.84
31	Travis Gunderson	11521 Basswood Ln N Champlin MN 55316 USA	1.00	0.00	1.00
32	Virtua Research, Inc.	160 State Street, Floor 8 Boston MA 02109 USA	1,613.04	0.00	1,613.04
33	Witman Properties, LLC and Alexander Road at Davanne, LLC	c/o Woodmont Properties Inc., Greenbrook Executive Center 100 Passaic Avenue, Suite 240 Fairfield NJ 07004 USA	1.00	0.00	1.00
		Total:	**147,211.46**	**56,766,482.16**	**56,913,693.62**

30-May-2019

Date

Sanjay Subramanian

Page 3 of 10

District of: Division No. Court No. Estate No. FORM 78 --Continued Ust"B" Secured Creditors Old API Wind-down Ltd. claim 30-May-2019 Date Page 4 of 10 No. Name of creditor Address Amount of claim Particulars of security When given Estimated value of security Estimated surplus from security Balance of 1 Deerfield Private Design Fund Ill, L.P. and Deerfield Parterns, L.P. * 780 Third Avenue, 37th Floor NewYork NY 10017 USA 56,766,483.16 Debts Due-Business - HST receivable Other-Prepaid Expenses 1.0 0.0 56,766,482.1 Total: 56,766,483.1 1.0 0.0 56,766,482.1

District of: Division No. Court No. Estate No. FORM 78 --Continued List "C" Preferred Creditors for Wages, Rent. etc. Old API Wind-down Ltd. ranking for 30·May·2019 Date Sanjay Subramani n Page 5 of 10 No. Name of creditor Address and occupation Nature of claim Period during which claim accrued Amount of claim Amount payable in full Difference dividend Total: 0.0 0.0 0.0

District of: Division No. Court No. Estate No. FORM 78 --Continued List "D" Contingent or Other Liabilities Old API Wind-down Ltd. \ 30-May-2019 Date Page6of10 Sanjay Subramanian No. Name of creditor or claimant Address and occupation Amount of liability or claim Amount expected to rank for dividend Date when liability incurred Nature of liability Total: 0.00 0.00

District of:
Division No. -
Court No.
Estate No.

FORM 78 -- Continued

List "E"
Debts Due to the Bankrupt

Old API Wind-down Ltd.

No.	Name of debtor	Address and occupation	Nature of debt	Amount of debt (good, doubtful, bad)	Folio of ledgers or other book where particulars to be found	When contracted	Estimated to produce	Particulars of any securities held for debt
1	HST receivable	101-7100 West Credit Avenue Mississauga ON L5N 0E4	HST receivable	1.00 499,999.00 0.00	HST receivable	23-May-2019	1.00	HST receivable
			Total:	1.00 499,999.00 0.00			1.00	

30-May-2019

Date

Sanjay Subramanian

Page 7 of 10

District of: Division No. Court No. Estate No. FORM 78 --Continued List "F" Bills of Exchange, Promissory Notes, Lien Notes, Chattel Mortgages, etc., Available as Assets Old API Wind-down Ltd. Particulars of any property held as security for payment of bill or note, etc. Name of all promissory, acceptors, endorsers, mortgagors, and guarantors Amount of bill Estimated to produce Occupation Date when due or note, etc. 30-May-2019 Date Page 8 of 10 Sanjay Subramanian No. Address Total: 0.00 0.00

District of: Division No. Court No. Estate No. FORM 78 --Continued List "G" Real Property or Immovables Owned by Bankrupt Old API Wind-down Ltd. 30-May-2019 Date Sanjay Subramanian Page 9 of 10 Description of property Nature of bankrupt interest In whose name does title stand Total value Particulars of mortgages, hypothecs, or other encumbrances (name, address, amount) Equity or surplus Total: 0.00 0.00

District of:
Division No. -
Court No.
Estate No.

FORM 78 -- Concluded

List "H"
Property

Old API Wind-down Ltd.
FULL STATEMENT OF PROPERTY

Nature of property	Location	Details of property	Original cost	Estimated to produce
(a) Stock-in-trade			0.00	0.00
(b) Trade fixtures, etc.			0.00	0.00
(c) Cash in financial institutions			0.00	0.00
(d) Cash on hand			0.00	0.00
(e) Livestock			0.00	0.00
(f) Machinery, equipment and plant			0.00	0.00
(g) Furniture			0.00	0.00
(h) Life insurance policies, RRSPs, etc.			0.00	0.00
(i) Securities			0.00	0.00
(j) Interests under wills, etc.			0.00	0.00
(k) Vehicles			0.00	0.00
(l) Taxes			0.00	0.00
(m) Other		Prepaid Expenses	114,036.86	0.00
			Total:	0.00

30-May-2019
Date

Sanjay Subramanian

Page 10 of 10

Court No. File No. In the matter of the Bankruptcy of Old API Wind-down Ltd. of the City of Mississauga in the Province of Ontario Form 78 (Bill C-12) Statement of affairs (Business bankruptcy) Richter Advisory Group Inc. -Licensed Insolvency Trustee Per: Pritesh Patel, MBA, CFA, CIRP, LIT-Licensed Insolvency Trustee 181 Bay Street, 33rd Floor Toronto ON M5J 2T3 Phone: (416) 488-2345 Fax: (416) 488-3765